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                                                                    EXHIBIT 23.3

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Catalytica, Inc. of our report on Genxon Power Systems L.L.C., dated October 26, 1998, relating to the financial statements, which appears in the Catalytica, Inc. Annual Report on Form 10-K as of December 31, 1998.

/s/ PricewaterhouseCoopers LLP


San Jose, California
September 22, 1999